UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Lindaro Street	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)

(415) 506-6700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2026, BioMarin Pharmaceutical Inc. (BioMarin or the company) announced that it estimates having generated approximately $3.2 billion in total revenues (unaudited) for the year ended December 31, 2025, including approximately $920 million in revenues (unaudited) for the year ended December 31, 2025 from sales of VOXZOGO®, and that, as of December 31, 2025, it had approximately $2.1 billion in cash, cash equivalents and investments (unaudited).

The information in this Item 2.02 is unaudited, preliminary, and subject to BioMarin’s normal quarterly and annual accounting and financial statement closing procedures. The information in this Item 2.02 does not present all information necessary for an understanding of BioMarin’s results of operations for the fiscal year ended December 31, 2025, and should not be viewed as a substitute for full financial statements prepared in accordance with U.S. generally accepted accounting principles. There can be no assurance that actual results will not differ from the preliminary estimates in this Item 2.02. BioMarin expects to report its results for the fourth quarter and full year 2025 in February 2026.

The information contained in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01 Regulation FD Disclosure.

Notes Offering

On January 26, 2026, BioMarin issued a press release announcing its intention to offer, subject to market and other conditions, $850 million of senior unsecured notes due 2034 (the Notes) in a private placement (the Offering) to a limited number of persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. BioMarin also announced that, in connection with the pending acquisition (the Acquisition) of Amicus Therapeutics, Inc. (Amicus), it launched the syndication of a new $2 billion senior secured term loan “B” facility (the Term Loan B Facility), which Term Loan B Facility is in addition to a $800 million senior secured term loan “A” facility (the Term Loan A Facility and, together with the Term Loan B Facility, the Term Facilities), and a $600 million senior secured revolving credit facility into which BioMarin expects to enter in connection with the Acquisition (the New Revolving Facility and, together with the Term Facilities, the New Senior Secured Credit Facilities). BioMarin intends to use the net proceeds from the Offering, together with borrowings under the Term Facilities to fund the consideration payable in connection with the Acquisition and related fees and expenses in connection with the Acquisition, the borrowings under the New Senior Secured Credit Facilities, and the issuance of the Notes. The company may also borrow up to $150 million under the New Revolving Facility to pay such fees and expenses.

Gross proceeds from the issuance of the Notes will be deposited into an escrow account at the closing of the Offering, pending consummation of the Acquisition. In the event that the Acquisition is not completed on or prior to December 19, 2026, or upon the occurrence of certain other events, BioMarin will be required to redeem all of the Notes at a redemption price equal to 100% of the initial issue price of the Notes plus accrued and unpaid interest from the date of issuance, or the most recent date to which interest has been paid or provided for, to but excluding the special mandatory redemption date.

The Notes will be jointly and severally guaranteed by certain of BioMarin’s subsidiaries that will guarantee the obligations under the New Senior Secured Credit Facilities, including, after the closing of the Acquisition, Amicus and certain of its subsidiaries that will guarantee the obligations under the New Senior Secured Credit Facilities.

The indenture governing the Notes is expected to contain customary covenants that, among other things, restrict, with certain exceptions, the ability of each of BioMarin and its subsidiaries to incur additional debt, pay dividends, make certain other restricted payments, incur debt secured by liens, dispose of assets, engage in consolidations and mergers or sell or transfer all or substantially all of its assets.

A copy of the press release announcing the Offering is furnished as Exhibit 99.1 hereto. The information contained in this Item 2.02 and accompanying Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

Supplemental Information

In connection with the Offering, BioMarin distributed a preliminary offering memorandum to prospective investors, which memorandum includes a description of risks related to the Acquisition. These supplemental risk factors are filed as Exhibit 99.2 to this report and incorporated by reference in this Item 8.01.

Pro Forma Financial Information

The company is hereby filing certain unaudited pro forma condensed combined financial information of the company as of and for the year ended December 31, 2024 regarding the Acquisition, and related financing transactions as Exhibit 99.3 hereto.

The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only and does not purport to represent the actual results that BioMarin and Amicus would have achieved had the companies been combined during the periods presented and is not intended to project any future results of operations for the combined company.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Pro Forma Financial Information is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated January 26, 2026.

99.2	Supplemental Risk Factors.

99.3	Unaudited Pro Forma Condensed Combined Financial Information from the Preliminary Offering Memorandum.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or in reliance on an exemption therefrom.

Forward Looking Statements

This current report on Form 8-K and the information contained herein contains forward-looking statements about the financial performance of BioMarin Pharmaceutical Inc., including statements concerning our business, operations and financial performance and condition and our expectations regarding the same statements regarding the notes offering and anticipated use of proceeds therefrom, and statements regarding the Acquisition. Any statements contained herein that are not statements of historical facts, including statements about the expected timing of the closing of the Acquisition and the anticipated benefits of the Acquisition, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements are predictions and involve risks and uncertainties such that actual results may differ materially from these statements. These risks and uncertainties include, among others: completion of BioMarin’s normal quarterly and annual accounting and financial statement closing procedures for the quarter and the year ended December 31, 2025, BioMarin’s ability to complete the notes offering, the supplemental risk factors filed as exhibit 99.2 hereto, and those factors detailed in BioMarin’s filings with the Securities and Exchange Commission, including, without limitation, the factors contained under the caption “Risk Factors” in BioMarin’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as such factors may be updated by any subsequent reports. Investors are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin is under no obligation and expressly disclaims any obligation to update or alter any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: January 26, 2026	By:	/s/ G. Eric Davis
G. Eric Davis
Executive Vice President, Chief Legal Officer